Exhibit 10.4

CONFIDENTIAL TREATMENT REQUESTED—REDACTED COPY

Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

EXECUTION VERSION

SERVICE AGREEMENT

Through this private instrument, on one side, PAGSEGURO INTERNET SA, a company headquartered in the city of São Paulo, São Paulo State, at Avenida Brigadeiro Faria Lima, no 1384, 40 andar — Parte A, Jardim Paulistano, Brazil, CEP 01451-001, enrolled on the Corporate Taxpayer’s National Register at the Ministry of Finance (CNPJ/MF) under no. 08.561.701/0001-01, hereinafter referred to as “PRINCIPAL” and on the other UOL DIVEO TECNOLOGIA LTDA., a company with headquarters at Alameda Barão de Limeira, 425, 10 andar, Campos Elíseos, in the City of São Paulo, São Paulo State, enrolled on the CNPJ under no. 01.588.770/0001-60 with local offices at Avenida Ceci, no 1850, Barueri, São Paulo State, duly enrolled on the CNPJ under no. 01.588.770/0008-36, at Alameda Glete, no 700, 20 andar, Campos Elíseos, in the City of São Paulo, São Paulo State, enrolled on the CNPJ under no. 01.588.770/0011-31; and at Alameda Barão de Limeira, no 425, 2° andar, Campos Elíseos, in the City of São Paulo, São Paulo State, enrolled on the CNPJ under no. 01.588.770/0010-50, hereinafter referred to simply as “CONTRACTOR”, both belonging to the same economic group of UNIVERSO ONLINE (UOL), represented in the form of its articles of incorporation.

Whereas:

(i)	The services provided herein by the CONTRACTOR can undergo technological developments, which may, in addition to improving performance, experience a reduction in cost. The CONTRACTOR undertakes to indicate such developments to the PRINCIPAL, which may authorize the CONTRACTOR to carry out the migration or, possibly, may not authorize it, maintaining the current solution.

agree to execute this Service Agreement (“Agreement”).

1. Purpose

1.1	The purpose of this Agreement is the execution of specialized technical services, as specified in the Proposal and/or the respective Service Request(s), which will form an integral part of this Agreement.

2. Obligations

2.1	During the term of validity of this Agreement, the PRINCIPAL undertakes to:

(a)    Make the payment as provided for in the Service Request;

(b)    Supply the CONTRACTOR in the pre-agreed terms (in accordance with the Proposal) with the data necessary to execute the services;

(c)    Allow the CONTRACTOR to use the PRINCIPAL’s Material, defined in clause 5.1.1;

(d)    Have personnel qualified to carry out the activities under the responsibility of the PRINCIPAL;

(e)    Establish, in common agreement with the CONTRACTOR, the dates available for the execution of the tests (shutdown windows);

SPDOCS01/33934.	Page 1 of 7

EXECUTION VERSION

(f)    Sign the technical report after the execution of the services, if completed in a satisfactory way from the point of view of the PRINCIPAL.

(g)    Not to hire the CONTRACTOR’s professionals for up to 12 (twelve) months after the termination of the contracted services, under penalty of a fine of 13 (thirteen) salaries, using the last salary in force for the professional as basis for calculation, except if previously agreed between the parties.

2.2	During the term of validity of this Agreement, the CONTRACTOR undertakes to:

(a)    Make trained technicians available to perform the contracted services;

(b)    Use available techniques to perform the activities associated with the consultancy, using their best efforts to accomplish it;

(c)    Supply the equipment or materials that are necessary for the execution of contracted services;

(d)    Supply reports, containing technical results on the execution of services;

(e)    Comply with the work schedule established in the Proposal;

(f)    Comply with the employment, social security, tax and accident obligations of its employees who are allocated for the provision of the services.

3. Prices

3.1	The amounts owed by the PRINCIPAL are those mentioned in the Service Request and/or Proposal not including the applicable taxes. In the event of the creation, institution or alteration of taxes, the CONTRACTOR will review the amounts contained in the collection document in order to reflect such changes.

3.2	In the event of facts or acts that may adversely affect the economic and financial balance of this agreement, the parties will use their best efforts to regulate and discipline the situation then created in order to avoid any economic, financial or other loss. In no case will the CONTRACTOR be obliged to subsidize or supply the Services for less than the cost, especially if the contractual imbalance results from an event subsequent to the signing of this Agreement and beyond the control of the parties.

4. Methods of Payment

4.1	The PRINCIPAL will make the payment in the amount and term determined in the Request and/or Proposal, upon presentation of the respective Invoice.

4.2	For the purpose of this Agreement, Statement of Acceptance means the document to be signed by the PRINCIPAL.

4.3	The CLIENT represents that after the signature of the Proposal and delivery of the services it will sign the Statement of Acceptance in up to 5 (five) days. If the PRINCIPAL does not sign the Statement of Acceptance or does not express an opinion that it refuses the Services within the abovementioned term, they will automatically be considered accepted by the PRINCIPAL.

SPDOCS01/33934.	Page 2 of 7

EXECUTION VERSION

4.4	The PRINCIPAL agrees that it may not be exempted from signing or delaying the signature of the “Statement of Acceptance” claiming that it will not have the benefit of the items contracted due to problems of any nature that are its responsibility.

4.5 Failure to Pay: Failure to pay, on the due date, any and all amounts charged under this Agreement, will imply the automatic application of a fine of 2% (two percent) and arrears interest of 1% (one percent) per month, these charges being applied on the amount of the debt updated from the date of issue of the respective collection document until the date of actual payment.

4.5.1    If the provision of services is recurrent, the CONTRACTOR will have the right to suspend the provision of the Services, if there is a failure to pay for a period exceeding 30 (thirty) days, and it will not be restarted unless all amounts due are paid in total, and the agreement may be terminated if the PRINCIPAL’s default lasts 30 (thirty) days.

5. Warranties

5.1    The PRINCIPAL hereby grants the CONTRACTOR, regardless of any payment, the right to use the PRINCIPAL’s Materials, as defined below, in such manner as is necessary for the CONTRACTOR to perform its obligations, pursuant to this Agreement.

5.1.1 The PRINCIPAL’s Material: means (a) all Content of the Processing Environment; (b) any other information or material made available by the PRINCIPAL to the CONTRACTOR, including, but not limited to, all modifications, expansions, works derived from such materials and executable programs. The PRINCIPAL hereby represents and warrants that it is the owner of or is authorized to use the PRINCIPAL’s Materials; represents and warrants that the PRINCIPAL’s Materials and the assignment of rights to use such Materials to the CONTRACTOR do not violate any law or regulation, including any rights of Third Parties.

5.2    All Hardware and Software supplied by the CONTRACTOR are the property of the CONTRACTOR and the PRINCIPAL will not acquire, in any way, the right of ownership or other rights in relation to the Hardware and Software Supplied by the CONTRACTOR, unless otherwise provided in the Software Licensing Agreement.

5.3    Neither party will be responsible for the payment of compensation for losses and damages, loss of profits and/or direct damages incurred by virtue of this agreement, in an amount greater than the sum of the twelve (12) monthly payments prior to the fact causing the damage.

5.4    The parties represent and warrant that no equipment used by them pursuant to this Agreement violates any patent, copyright, trade secret or any other property rights, including intellectual, of the other party or any third party, nor will it interfere with the operation of the equipment or the CONTRACTOR’s resources.

5.5    The parties represent and warrant that they are aware, agree and comply with all laws, rules and regulations that apply to this Agreement, and to the activities to be carried out by them hereunder.

SPDOCS01/33934.	Page 3 of 7

EXECUTION VERSION

5.6    The CONTRACTOR will be exclusively liable for all employment, social security, tax and accident obligations arising from the employment relationship between it and its employees, representatives or any other professionals who are assigned for the execution of the Services.

5.7    The Services will be provided by the CONTRACTOR in accordance with the best techniques and with the items and conditions contracted, as described in the Proposal and the Service Request. The PRINCIPAL hereby acknowledges and represents that it is aware that services will be provided by the CONTRACTOR with the purpose of providing the means necessary for the operation, implementation and/or development of software in accordance with the requirements stated by the PRINCIPAL itself, it being the CONTRACTOR’s responsibility alone to ensure the functioning of the said software in accordance with the requirements stated by the PRINCIPAL. For this reason, THE PARTIES ACKNOWLEDGE AND REPRESENT THAT THE CONTRACTOR DOES NOT ASSUME ANY OBLIGATION IN THIS AGREEMENT THAT MAY BE CONSIDERED AN OBLIGATION RESULTING FROM SAID SOFTWARE AND, THUS, THE CONTRACTOR WILL NOT WARRANT NOR BE HELD STRICTLY LIABLE FOR ANY RESULTS THAT THE PRINCIPAL WISHES TO OBTAIN FROM THE USE OF THE SAID SOFTWARE AND/OR ANY OF ITS FUNCTIONALITIES, AS WELL AS ANY TRANSACTIONS MADE AND/OR INCOME OBTAINED BY MEANS OF SUCH SOFTWARE.

5.8    The PRINCIPAL declares itself aware of the internal policy of the UOL Group, which establishes:

(i) that demonstrations of cordiality between the professionals of the UOL Group and its clients and suppliers are allowed, such as the exchange of gifts of symbolic value at Christmas, for example;

(ii) that in the event of an intention to offer valuable gifts to professionals of the UOL Group by clients, whether in goods or services (including travel and courses), such intention must be communicated in advance to the HR Management, through the e-mail fverdicchio@uolinc.com, who will decide on the appropriateness of accepting (or not) the offer to the professional.

6. Term of Validity

6.1    This Agreement and the Service Request(s) and/or Proposal(s) will generate obligations between the parties on the date of its(their) signature(s), however, the term of validity of 60 (sixty) months shall start on the date of signature of this instrument, which may only be renewed upon signature of an addendum between the Parties.

6.1.10    Service Request(s) and/or Proposal(s) may have different terms of validity, with the start of the term of validity being from the billing for the services, however they shall obey the term of validity of the Agreement.

7. Confidentiality

7.1    The parties agree that all information supplied by the other party for the performance of this Agreement will be deemed to be confidential (“Confidential Information”) and will remain the sole and exclusive property of the party disclosing it (Disclosing Party).

SPDOCS01/33934.	Page 4 of 7

EXECUTION VERSION

7.2    Neither party may disclose Confidential Information to any person without the written consent of the Disclosing Party, except for its employees, contractors or suppliers and/or affiliates who need to receive this information for the faithful performance of this Agreement, and they must agree to the terms of this Clause.

7.3    The obligations of this clause will survive for a period of two (2) years after the end or termination of this Agreement.

7.4    The provisions of this Clause do not apply to any Confidential Information that: (i) is already known to the Receiving Party on the date on which it was disclosed by the Disclosing Party; (ii) is available to the public without violation by the Receiving Party of its obligations established herein; (iii) is disclosed to the Receiving Party free of restrictions by a third party who had legal permission to make such disclosure; (iv) is independently carried out by the Receiving Party; (v) has been disclosed by requirement of law or court order.

7.5    The CONTRACTOR may use the PRINCIPAL’s name and trademark in promotional material, provided that the material is previously approved by the PRINCIPAL.

8. Act of God or Force Majeure

8.1    The parties may not be held liable for failure to comply with their obligations under this Agreement as a result of acts of God or force majeure that temporarily or definitively prevent compliance with any of these obligations, as provided in Article 393 of the Brazilian Civil Code. The party intending to use the exemption set forth in this Clause shall inform the other immediately, in writing, of the occurrence of the act of God or force majeure, also reporting the estimated duration of said event.

9. General Provisions

9.1    The CONTRACTOR is a company independent of the PRINCIPAL. This Agreement does not authorize either party to bind or assume obligations on behalf of the other party and does not create a working relationship between the parties.

9.2    The parties acknowledge that the nullity or invalidity of any of the contractual clauses will not adversely affect the validity and effectiveness of the other clauses and of the Agreement itself.

9.3    The tolerance by either party of non-compliance with the conditions stipulated herein will represent mere liberality and cannot be invoked as a contractual novation or waiver of rights and may be exercised by the party who feels adversely affected at any time.

9.4    This Agreement cannot be amended except by an addendum in writing and signed by the parties.

9.5    In no case will this agreement give either party the right or authority to represent the other before any third party.

9.6    All notifications required under this Agreement will be (a) delivered in person, (b) sent by registered mail, or (c) transmitted by facsimile (with a confirmation copy also sent by registered mail) to the parties at the addresses specified in the Service Request, or other addresses that either party informs the other in writing.

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EXECUTION VERSION

9.7    This Agreement, together with the Service Request(s) and/or Proposal (s), constitutes the entire agreement between the parties in relation to the contracted subject matter and replaces any prior or contemporaneous agreement, whether in writing or verbal, and individual representations of will made by the parties in a manner other than that agreed in these documents are considered null and void.

9.8    The parties may assign and transfer, in whole or in part, this Agreement, with the prior written communication to the other party, it being the case that in the event of corporate restructuring of either of the Parties, within the modalities set forth in the applicable corporate legislation, the succeeding entity will mandatorily be subrogated in all the rights and obligations assumed in this Agreement.

9.9    The parties agree that if the PRINCIPAL ceases to be a direct controller of the CONTRACTOR, the CONTRACTOR shall communicate the corporate change to the PRINCIPAL 60 (sixty) days in advance, it being at the PRINCIPAL’s discretion whether to terminate the agreement, free of charge, or renegotiate the clauses of the agreement.

9.10    The PRINCIPAL represents that the proxies and/or legal representatives who sign the Service Request, the Agreement, the Proposal and the Addenda, are duly incorporated in accordance with their Bylaws/Articles of Incorporation, with powers to assume all obligations contracted herein.

9.11    Communication. For the purposes of this Agreement, the Parties hereby declare their respective contact details, as described below:

CONTRACTOR

Sr. Marcos Vinicius Bernardes Peigo

Tel: (11) 3038-5150

E-mail: moeigo@uoldiveo.com

PRINCIPAL

Sr. Marcio Drumond Araujo

Tel: (11) 3038-8430

E-mail: mdrumond@uolinc.com

9.12    This agreement cancels and replaces any contract or other agreements executed previously between the Parties, whether in written or verbal form.

9.13    The parties agree that the conditions related to termination, adjustment for the energy index and SLA will be regulated by an agreement of similar purpose agreed between UOL and UOL DIVEO.

9.14    This Agreement will be governed by Brazilian law.

10. Jurisdiction

10.1    The Parties elect the venue of the Judicial District of the Capital of the State of São Paulo to have jurisdiction to settle any queries arising from this instrument, to the exclusion of any other, however privileged it might be.

SPDOCS01/33934.	Page 6 of 7

EXECUTION VERSION

In witness whereof, the parties execute this Agreement in two counterparts of equal content and form, together with two witnesses appointed and identified in the respective Service Request.

São Paulo, January 1, 2017.

UOL DIVEO TECNOLOGIA LTDA.

/s/Rogildo Torquato Landim	/s/Renato Bertozzo Duarte
Name: Rogildo Torquato Landim Identity Card No.	Name: Renato Bertozzo Duarte Identity Card No.

PAGSEGURO INTERNET S.A.

/s/Marcelo Ivaldo da Silva	/s/Renato Bertozzo Duarte
Name: Marcelo Ivaldo da Silva Identity Card No.	Name: Renato Bertozzo Duarte Identity Card No.

WITINESSES:

Name: Identity Card No.	Name: Identity Card No.

SPDOCS01/33934.	Page 7 of 7

EXECUTION VERSION

Commercial Proposal

Allocation of Resources

OPT-17/21087

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21087

Page: 2/12

São Paulo, January 1, 2017.

To PagSeguro

Att.: Márcio Drumond

Re.: UOLDIVEO Proposal – OPT-17/21087-A

In answer to your request, we present a technology integrated solution proposal to meet the needs of PAGSEGURO regarding IT infrastructure services.

We offer PAGSEGURO our experience in high quality services provided to the corporate market. We prepared this Proposal according to our commitment to offer the best solution to meet the business needs of PAGSEGURO.

We present below our technical proposal and thank you for this opportunity. We remain at your disposal for any clarifications.

Kind Regards,

/s/Paulo Barbosa

PAULO BARBOSA

ACCOUNT EXECUTIVE

(011) 3092-1522

(011) 98101-5386

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21087

Page: 3/12

Table of Contents
Non-Disclosure Agreement	4
Presentation	5
About UOLDIVEO	5
Portfolio of Services	6
UOLDIVEO’s Experience	8
Quality	9
Certifications	9
Customers	10
Commercial Conditions:	11
Considerations	11

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21087

Page: 4/12

Non-Disclosure Agreement

All information included herein is strictly confidential and is provided exclusively to technically describe UOLDIVEO solutions, as requested by PAGSEGURO, and it must not be used for any other purpose.

With regards to the services described herein, in the event PAGSEGURO chooses a provider other than UOLDIVEO, or does not choose a provider within 15 days from the date hereof, PAGSEGURO agrees to return all exclusive and confidential information to UOLDIVEO, including, but not limited to, this document. Moreover, PAGSEGURO will not use or disclose this information in any way to obtain an unfair business advantage for itself, its subsidiaries, affiliates or partners in future business opportunities in which it may, directly or indirectly, compete with UOLDIVEO.

PAGSEGURO will not publish or disclose this information, in full or in part, without the prior written consent of UOLDIVEO. A number of company and service names included herein are trademarks. All of them are recognized in this representation.

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21087

Page: 5/12

Presentation

About UOLDIVEO

UOLDIVEO, a company of the UOL Group with over 17 years of experience, offers complete IT Outsourcing solutions for mission critical environments.

It has the biggest Data Center infrastructure in Brazil, the best and most flexible Business Cloud, and a wide range of managed services. All of this is supported by one of the largest certified technical teams in Brazil, standardized processes, and cutting-edge technology, which allow an IT Transformation approach, aimed at offering a fast, efficient, and business focused IT.

UOLDIVEO serviced more than 3,000 customers and has 1,500 employees with over 280 international certifications.

UOLDIVEO is headquartered in São Paulo and has offices in 7 Brazilian capitals.

Legend

17 anos Experiência de Mercado = 17 years Market Experience

+ 3 mil Clientes = + 3,000 Customers

1.500 Colaboradores = 1,500 Employees

26 mil m2 Data Centers = 26,000 sq mt Data Centers

Rede Própria em 7 Cidades = Own Network in 7 Cities

15 Petabytes em Armazenamento = 15 Petabytes of Storage

Soluções Orientadas por Segmento de Mercado = Solutions Developed by Market Segment

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21087

Page: 6/12

Portfolio of Services

Our portfolio consists of complete and integrated solutions to meet a number of IT requirements from companies, awarding us our recognition as trusted advisors by our partners.

Legend

Exterior Circle; upper quadrant

SERVIÇOS GERENCIADOS = MANAGED SERVICES

GESTÃO DE WAN = WAN MANAGEMENT

GESTÃO DE REDES = NETWORK MANAGEMENT

GESTÃO DE BACKUP = BACKUP MANAGEMENT

GESTÃO DE STORAGE = STORAGE MANAGEMENT

GESTÃO DE BANCOS DE DADOS = DATABASE MANAGEMENT

GESTÃO DE SISTEMA OPERACIONAL = OPERATING SYSTEM MANAGEMENT

GESTÃO DE APLICAÇÕES = APPLICATION MANAGEMENT

GESTÃO DE MIDDLEWARE = MIDDLEWARE MANAGEMENT

GESTÃO DE PROJETOS E ESPECIALISTAS = PROJECT AND SPECIALIST MANAGEMENT

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21087

Page: 7/12

Exterior Circle; left quadrant

E-COMMERCE SERVICES = E-COMMERCE SERVICES

MIDDLEWARE SERVICES = MIDDLEWARE SERVICES

CORE TECHNOLOGIES SERVICES = CORE TECHNOLOGIES SERVICES

SOLUÇÕES PARA NEGÓCIO = BUSINESS SOLUTIONS

Exterior Circle; right quadrant

GOVERNANÇA DE TI = IT GOVERNANCE

ARQUITETURA DE TI = IT ARCHITECTURE

ENGENHARIA DE SOFTWARE = SOFTWARE ENGINEERING

CONSULTORIA = CONSULTING SERVICES

Exterior Circle; lower quadrant

SERVIÇOS À APLICAÇÃO = APPLICATION SERVICES

STRESS TEST = STRESS TEST

OTIMIZAÇÃO DE PERFORMANCE = PERFORMANCE OPTIMIZATION

MONITORAMENTO DE PERFORMANCE = PERFORMANCE MONITORING

TESTES FUNCIONAIS = FUNCTIONAL TESTING

1st Inner Circle; left side

SERVIÇOS DE SEGURANÇA = SECURITY SERVICES

VULNERABILITY SCAN = VULNERABILITY SCAN

SMART CORRELATION = SMART CORRELATION

DDOS PROTECTION = DDOS PROTECTION

WEB APPLICATION FIREWALL = WEB APPLICATION FIREWALL

BRAND PROTECTION = BRAND PROTECTION

1st Inner Circle; right side

PLATAFORMA E SOFTWARE = PLATFORM AND SOFTWARE

SERVIÇOS DE PAGAMENTOS = PAYMENT SERVICES

PIN PAD = PIN PAD

AUTOMAÇÃO E CONTROLE = AUTOMATION AND CONTROL

PREVENÇÃO À FRAUDE = FRAUD PREVENTION

EXCHANGE = EXCHANGE

WEBFILTER = WEBFILTER

Innermost Circle; upper half

DATACENTER = DATACENTER

COLOCATION = COLOCATION CENTER

SERVIÇOS COMPARTILHADOS = SHARED SERVICES

HOSTING = HOSTING

Innermost Circle; lower half

MPLS = MPLS

LAN TO LAN = LAN TO LAN

INTERNET = INTERNET

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21087

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UOLDIVEO’s Experience

We are a leading Brazilian company in IT Outsourcing. We are supported by a solid group with strong experience in the Brazilian market. In addition, we have experience in the management of mission critical and high-volume environments and offer robustness and agility in our operations.

Servicing and Operations:

☐	+2.2 billion security events

☐	+6,300 firewalls

☐	+169,000 security rules

☐	monitoring +500,000 infrastructure active elements

☐	+14 million active mail boxes

☐	+400,000 internet domain names

☐	+7,000 database instances

Backbone:

☐	+ 200 Gbps in traffic capability

☐	+ 1,800 points of presence

☐	+ 3.7 million e-commerce transactions/month

☐	70,000 simultaneous streaming sections/second

☐	7 billion page views/month

☐	+34 million one-time visitors

Data Center:

☐	+ 15PBytes of stored data, equivalent to +3 million hours of HD movies

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21087

Page: 9/12

Quality

Through IT service management best practices, we prepare continuous improvement plans aiming at business maintenance and satisfaction of our employees and customers.

Accordingly, we developed out processes based on ISO/IEC 27001, ISAE 3402 (SAS 70), ISO 20000:2011, PCI requirements and ITIL v3 and CobiT methodologies.

Certifications

✓	Company:

Focused on Security, Quality, Performance, and Reliability, we have the following certifications:

✓PROFESSIONALS:

Skilled and certified professionals that provide high-quality services:

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21087

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Customers

We have a solid portfolio of customers:

☐	250 among the top 500 companies in Brazil;

☐	3 biggest airline companies in Brazil;

☐	7 among the top 10 retail companies in Brazil (90% of big e-commerce companies);

☐	6 biggest operators of mobile phones in Brazil;

☐	3 among the top 4 education groups in Brazil;

☐	6 among the top 10 contact centers in Brazil;

☐	3 among the top 5 purchasers in Brazil;

☐	6 among the top 10 real estate groups in Brazil;

☐	3 among the top 4 cosmetic companies in Brazil;

☐	2 among the top 3 chemical companies in Brazil;

☐	more than 100 companies of the financial segment.

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

CONFIDENTIAL TREATMENT REQUESTED

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21087

Page: 11/12

Commercial Conditions:

Description of Services Refers to services described in the OPT—17/21087—A Technical Proposal	Monthly fee for an engagement period of 60 months
Including taxes
Allocation of Resources	[*****]

Considerations:

◾	expiration of the proposal: 15 business days. After this period, if the CUSTOMER does not return this proposal duly signed to UOLDIVEO, the terms and conditions provided herein may be reviewed by UOLDIVEO;

◾	taxes and tax rates will be charged pursuant to applicable law:

o	Telecom services: PIS, COFINS, and ICMS apply (as applicable to each region);

o	Data Center Solution services, Managed Services, Software Services, Application Services, and/or Security Management Services: ISS, PIS, and COFINS apply, according to the type of service;

◾	any changes in tax rates or tax calculation basis on the value of services provided hereunder, as well as the creation of any taxes as of the date hereof, even if arising out of the cancellation of a tax exemption, will result in an adjustment to the prices offered (representing a price increase or decrease), according to the relevant change;

◾	noncompliance with the obligations set forth in the Technical and Commercial Proposals by the CUSTOMER, resulting in delays in the originally proposed schedule, does not exempt the CUSTOMER from timely complying with its other obligations, primarily those regarding the amounts payable;

◾	monthly fees will be invoiced as follows:

o	the first (1st) installment will be invoiced on a pro rata basis and will be payable on the 10th day of the month following the delivery of the contracted Solution, in full or in part, to be agreed by the Parties;

o	the second (2nd) installment, as well as the other instalments that become due until the expiration of the Agreement, will be invoiced by the 20th day, payable on the 2nd day of the following month;

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

[*****] Confidencial material redacted and filed separately with the Securities and Exchange Commission

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21087

Page: 12/12

o	the monthly payments for products with variable fees may vary, according to the effective consumption of resources listed and amounts provided in the Commercial Proposal.

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

Technical Proposal

Allocation of resources

EXECUTION VERSION

TECHNICAL PROPOSAL UOLDIVEO – OPT -17/21087-A

Page: 2/15

São Paulo, 01 de janeiro de 2017.

To

PAGSEGURO INTERNET LTDA

Regarding the UOLDIVEO (OPT-17/21628-A) Proposal

In response to your request, we present a proposal for an integrated technology solution to meet the expectations of PAGSEGURO INTERNET LTDA in relation to IT infrastructure services.

We offer PAGSEGURO INTERNET LTDA our experience in providing excellent quality services to the corporate market. We have developed this Proposal with the commitment of offering a solution that most adheres to the business needs of PAGSEGURO INTERNET LTDA.

We are grateful for the opportunity and remain at your entire disposal for any clarification that may be necessary.

Sincerely,

/s/ Paulo Sergio Nova Rodrigues
Paulo Sergio Nova Rodrigues Solution Architect

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

SPDOCS01/33935.1	Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030	www.uoldiveo.com.br

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Summary

Summary	2
Confidentiality Agreement	3
Presentation	4
About UOLDIVEO	4
Portfolio of Services	5
About Multicloud	6
UOLDIVEO is Multicloud	6
UOLDIVEO’s Experience	7
Quality	8
Certifications	8
Partners	9
Clients:	9
Introduction	10
Objective	10
Allocation of resources	11
Considerations for the Proposal:	13
Responsibilities:	14

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

SPDOCS01/33935.1	Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030	www.uoldiveo.com.br

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Confidentiality Agreement

All the information contained in this document is strictly confidential and is provided for the sole purpose of technically describing UOLDIVEO solutions at the request of PAGSEGURO INTERNET LTDA, and shall not be used for any other purpose.

With respect to the services described herein, if PAGSEGURO INTERNET LTDA chooses a supplier other than UOLDIVEO, or if it does not select any supplier within 15 days from the date of this proposal, PAGSEGURO INTERNET LTDA hereby agrees to return all UOLDIVEO’s exclusive and confidential information, including but not limited to this document, and will not use nor disclose this information in any way in order to gain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for future business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA will not publish nor disclose this information, in whole or in part, without the prior written permission of UOLDIVEO. Many of the service and business names mentioned in this document are registered trademarks. All of them are recognized through this declaration.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

SPDOCS01/33935.1	Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030	www.uoldiveo.com.br

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Presentation

About UOLDIVEO

UOLDIVEO, a UOL Group company with more than 17 years of experience, has complete ITOutsourcing solutions to meet mission critical environments.

It has the largest Data Center infrastructure in the country, the best and most flexible Corporate Cloud, in addition to a wide range of managed services. All supported by one of the country’s largest certified technical bodies, standardized processes and cutting edge technology that enable an IT Transformation approach aiming to deliver IT with agility, efficiency and a focus on the business.

More than 3 thousand clients are served and there are 1500 employees with more than 280 international certifications.

UOLDIVEO is headquartered in São Paulo with a presence in 7 Brazilian capitals.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

SPDOCS01/33935.1	Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030	www.uoldiveo.com.br

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Porfolio of Services

Our portfolio is composed of complete and integrated solutions that meet the most diverse needs of IT companies, making us trusted advisors of our partners.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

SPDOCS01/33935.1	Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030	www.uoldiveo.com.br

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About Multicloud

In recent years, companies with typically digital characteristics are changing the traditional markets, providing new experiences to clients. While established companies have to deal with traditional systems, processes and methodologies, they are at the same time under pressure to adapt, innovate and be agile. Driven by the “Internet of Things” and Big Data, companies will undergo a transformation that will make the largest part of the business digital and the technological basis of this transformation is precisely Cloud Computing. But before making the decision to take workloads to the clouds it must be kept in mind that:

“There is no single cloud for all applications and not every application consumes any cloud”.

Therefore a Multicloud approach, where companies use clouds with different technologies and characteristics, is so important.

UOLDIVEO is Multicloud

At UOLDIVEO, companies can rely on the services of leading players in the public cloud market, such as AWS, Microsoft Azure, VMWare and OpenStack, as well as Private Cloud offers on OpenStack and VMWare and also Virtual Data Center with Virtustream technology.

All these technologies and an extensive service layer, which starts with the analysis of the application characteristics and recommendation of appropriate cloud, to cloud use management and improvement services, make Multicloud UOLDIVEO the right way to go about the digital transformation of companies.

For us, Multicloud is more than offering alternative hardware, software, infrastructure or an access panel to different public clouds. It is being close to the client in order to understand their challenges and appropriately compose a solution that meets the needs of each application, within a differentiated context of service that allows the support to grow our clients business.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

SPDOCS01/33935.1	Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030	www.uoldiveo.com.br

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UOLDIVEO’s Experience

We are the leading Brazilian IT Outsourcing company. We have a solid group with strong experience in the domestic market, experience in management of mission critical environments and high volume, in addition to robustness and agility in our operations.

Service and Operations:

❑ +2.2 Billlion security events

❑ +6,300 firewalls

❑ +169,000 security rules

❑ Monitoring of +500,000 active elements of infrastructure

❑ +14 million active mailboxes

❑ +400,000 internet domains

❑ +7,000 instances of databases

Backbone:

❑ + 200 Gbps traffic capacity

❑ + 1,800 points of presence

❑ + 3.7 million e-commerce transactions/month

❑ 70,000 simultaneous sections/second of streaming

❑ 7 Billion pageviews/month

❑ +34 million unique visitors

Data Center:

❑ + 15PBytes of stored data which is equivalent to +3 million hours of HD film

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

SPDOCS01/33935.1	Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030	www.uoldiveo.com.br

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Quality

Through best practices in IT service management, we carry out continuous improvement plans aimed at maintaining the business as well as the satisfaction of our employees and clients.

In order to do this, we developed our processes based on the requirements of ISO/IEC 27001, ISAE 3402 (SAS 70), ISO 20000:2011, PCI, SOX, and ITIL v3 and CobiT methodologies.

Certifications

☑ COMPANY:

Focusing on Security, Quality, Performance and Reliability, it has the following certifications:

☑ PROFESSIONALS:

Highly qualified and certified professionals to provide high quality services:

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

SPDOCS01/33935.1	Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030	www.uoldiveo.com.br

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Partners

To meet the needs of our clients, we offer solutions for their business. In order to do this we have several technological partnerships of which the following are highlighted:

Clients:

We have a solid portfolio of clients:

❑ 250 of the 500 largest companies in Brazil;

❑ the 3 largest airlines in Brazil;

❑ 7 of the 10 largest retail companies in Brazil (90% of the big e-commerces);

❑ the 6 largest mobile telephone operators in Brazil;

❑ 3 of the 4 largest education groups in Brazil;

❑ 6 of the 10 largest contact center companies in Brazil;

❑ 3 of the 5 largest purchasers in Brazil;

❑ 6 of the 10 largest real estate groups in Brazil;

❑ 3 of the 4 largest cosmetic industries in Brazil;

❑ 2 of the 3 largest chemical industries in Brazil;

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

SPDOCS01/33935.1	Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030	www.uoldiveo.com.br

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Introduction

Objective

To present the details of the service provision of Allocation of Resources dedicated to PAGSEGURO INTERNET LTDA, in accordance with the specified functions.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

SPDOCS01/33935.1	Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030	www.uoldiveo.com.br

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Allocation of resources

Description of the Service:

For the execution of the service, UOLDIVEO will make dedicated resources available, with knowledge specified by PAGSEGURO INTERNET LTDA and other characteristics that it deems appropriate. The distribution of these professionals is detailed in the item “Team Composition” in this document.

The activities that are the Technical Resources’ responsibility may be, in accordance with the PAGSEGURO INTERNET LTDA’s designation, executed on its premises in its office in the city of São Paulo.

Premises:

•	The technical resource service provider allocated by UOLDIVEO may not carry out activities of a nature different from his/her specialization;

•	PAGSEGURO INTERNET LTDA will be billed by UOLDIVEO for additional overtime and standby, when necessary, in the month following the service provided.

•	PAGSEGURO INTERNET LTDA shall make a person available with knowledge of the service activities to provide all the information, access, relevant infrastructure and necessary documentation to the UOLDIVEO professional;

•	The planning and designation of the activities in which the allocated professional will operate are PAGSEGURO INTERNET LTDA’s responsibility;

•	UOLDIVEO is responsible for transportation and meal expenses during the established working day, when it is carried out on its premises. In the case of trips to different sites, all expenses, such as transportation, lodging and meals, will be borne by PAGSEGURO INTERNET LTDA;

•	The proposed working day is in accordance with the rules established by the Union to which UOLDIVEO is affiliated and in accordance with that requested by PagSeguro.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

SPDOCS01/33935.1	Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030	www.uoldiveo.com.br

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Team Composition

Function	Quantity	Allocated Department
Junior Security Adm.	3	Pagseguro SecAdm
Junior Systems Adm.	3	Core Administration
Full Systems Adm.	3	Core Administration
Senior Systems Adm.	1	Core Administration
Trainee Systems Adm.	16	N1 – Pagseguro VIP
Operation Coordinator	2	Core Administration
Junior DBA	3	DB Administration
Full DBA	2	DB Administration
Senior DBA	2	DB Administration
Trainee DBA	2	DB Administration
Senior Network Engineer	1	Network engineering
Specialist I	1	DB Administration
Oracle Specialist I	1	DB Administration
Systems Specialist I (DTC Eng)	1	SystemsEngineering and HW
Total	41

For the resource allocation service specified above, the supplementary items of overtime and standby are billed fully to PAGSEGURO INTERNET LTDA, and replacements for justified absence and holidays are not provided for.

The replacement of a professional that is discharged from UOLDIVEO’s professional staff must be made in up to 30 consecutive days by another resource with equivalent skills. During the period between the departure of the professional and the entry of his/her substitute, the service will not be charged.

Overtime will be permitted only with the express authorization of UOLDIVEO, through the designated representative for this and a formal request from PAGSEGURO INTERNET LTDA, through the representative of the PAGSEGURO R&D Management, indicating the resource to be allocated, date and amount of overtime to be performed.

For new hires of the resource allocation service, PAGSEGURO INTERNET LTDA shall indicate what functions are to be contracted, the technical skills required, as well as the need for supplementary work for each new resource at the time of request, as below:

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

SPDOCS01/33935.1	Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030	www.uoldiveo.com.br

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Overtime;

Replacement in case of justified absence less than 15 days;

Replacement in case of holidays;

Standby;

Considerations for the Proposal:

◾	UOLDIVEO’s operation of is restricted to supplying the resources presented in this proposal. Any elements, inputs or activities that are not explicitly specified are not part of the scope and, if necessary, must be contracted additionally or supplied / executed directly by PAGSEGURO INTERNET LTDA.

◾	PAGSEGURO INTERNET LTDA will be fully responsible for the availability of all hardware/software resources necessary to execute the service, except for the resources owned by UOLDIVEO;

◾	For activities carried out on the Client’s premises, the latter shall make available for UOLDIVEO’s personnel a work station containing a desk, chair, and a telephone capable of making external calls, enabling contact with other UOLDIVEO professionals to open technical calls in the hardware/software suppliers’ support centers and other related activities.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

SPDOCS01/33935.1	Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030	www.uoldiveo.com.br

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Responsibilities:

☑ UOLDIVEO’s RESPONSIBILITIES:

◾	Supply the information and technical clarification requested by PAGSEGURO INTERNET LTDA on the execution of the services;

◾	Access the installations of the environments that are the subject matter of this proposal only with the knowledge and authorization supplied by PAGSEGURO INTERNET LTDA;

◾	Issue, in the due terms, all documents that are defined as being its responsibility;

◾	Ensure the payment of the taxes established by Law related to the hiring of the professionals that will be allocated to PagSeguro;

◾	Provide identification for its professionals while they are providing services on the dependencies of PagSeguro

☑ PAGSEGURO INTERNET LTDA’s RESPONSIBILTIES:

◾	Any item that comes to be altered or included will be the subject of an additional commercial proposal;

◾	Supply authorization to access their installations when necessary to execute the scope of activities in this proposal;

◾	Supply in a timely manner, when it is its responsibility, the data and clarification requested by UOLDIVEO ;

◾	Place at the disposal of UOLDIVEO the technical information about managed environment devices, including manuals, plans and data on previously executed services;

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

SPDOCS01/33935.1	Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030	www.uoldiveo.com.br